Copeland Dividend Growth Fund

Supplement dated November 18, 2024

to the Copeland Dividend Growth Fund (the “Fund”) Prospectus

and Statement of Additional Information (“SAI”),

each dated March 29, 2024

Copeland Capital Management, LLC, the Fund’s investment adviser, is implementing the following non-fundamental change to the Fund’s investment strategy:

Effective January 18, 2025, the Fund’s definition of “dividend growth” in its non-fundamental principal investment strategies will change from securities that have increased their dividend for a minimum of five consecutive years to securities that have raised their dividend in the most recent annual period. Accordingly, the following changes will be made as of that date to the Fund’s

1.	The disclosure under “Principal Investment Strategies” on page 6 of the Fund’s prospectus will be revised, effective January 18, 2025, to read:

Principal Investment Strategies:

The Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income generation, by applying its fundamental stock selection to purchase equities of companies with a proven track record of dividend growth. The Fund is primarily composed of common stocks, master limited partnership units (“MLPs”) and equity real estate investment trusts (“REITs”) of U.S. companies or entities that have raised their dividends in the most recent annual period and cash equivalents. The Fund will limit its investment in MLPs to no more than 25% of its net assets. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that pay a dividend and that have increased their dividend in the most recent annual period. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at the time of purchase. The Fund in general invests in companies with a market capitalization consistent with its benchmark, upon purchase. All portfolio securities must be traded on a U.S. stock exchange.

The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria. The adviser may engage in active and frequent trading to meet the Fund’s investment objectives.

2.	The disclosure under “Additional Information About Principal Investment Strategies and Related Risks: Copeland Dividend Growth Fund Principal Investment Strategies” beginning on page 14 of the Fund’s prospectus will be revised, effective January 18, 2025 to read:

Copeland Dividend Growth Fund Principal Investment Strategies:

The Copeland Dividend Growth Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income generation by purchasing equity securities of companies with a proven track record of dividend growth. The Fund is primarily composed of common stocks, master limited partnership units (“MLPs”) and equity real estate investment trusts (“REITs”) of U.S. companies or entities that have raised their dividends in the most recent annual period, and cash equivalents. The Fund will limit its investment in MLPs to no more than 25% of its net assets. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. The Fund’s investment approach entails the adviser’s “stock selection” strategy as outlined below.

Under normal market conditions, the Copeland Dividend Growth Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that pay a dividend and that have increased their dividend in the most recent annual period. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund in general invests in companies with a market capitalization range consistent with its benchmark, upon purchase. All portfolio securities must be traded on a U.S. stock exchange.

Stock Selection Strategy

For the Copeland Dividend Growth Fund, the adviser’s proprietary stock selection model quantitatively ranks all “dividend growers” (U.S. traded stocks, MLPs and REITs that pay dividends and have raised their dividend over the past annual period) using specific fundamental characteristics that the adviser believes are predictive of strong future total returns as well as the sustainability and growth of a company’s dividend. These factors include metrics that measure dividends relative to earnings and cash flow, dividend yield and other valuation metrics. The investment team assesses the company’s future growth potential, industry competition, and the commitment of management to a proper allocation of capital between the return of capital to shareholders via dividends and investment for future operational growth. The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria. The adviser may engage in active and frequent trading to meet the Copeland Dividend Growth Fund’s investment objectives.

3.	The fifth numbered item under “Investment Restrictions” on page 38 of the SAI is deleted in its entirety and replaced by the following, effective January 18, 2025:

5.	80% Dividend Paying Securities Investment Policy (Copeland Dividend Growth Fund Only). The Fund has adopted a policy that under normal conditions, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of borrowing for investment purposes) in securities that pay a dividend and have increased their dividend in the most recent annual period. Shareholders of the Fund will be provided with at least 60 days’ prior written notice of any change in the Fund’s policy.

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.